UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)   February 16, 2005
                                                       -------------------------


                         PREMIERE GLOBAL SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Georgia                        000-27778                 59-3074176
-----------------------------       ---------------        ---------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)

      3399 Peachtree Road, N.E.,
     The Lenox Building, Suite 700
          Atlanta, Georgia                                      30326
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 (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:        (404) 262-8400
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 16, 2005, Premiere Global Services, Inc. ("PGI") and certain of its wholly-owned subsidiaries entered into an Asset Purchase Agreement (the "Purchase Agreement") with Citizens Communications Company ("Citizens") and its wholly-owned subsidiary. Pursuant to the Purchase Agreement, PGI agreed to purchase substantially all of the assets of the teleconferencing business of Citizens (the "Acquisition") for a cash purchase price of approximately $41 million, net of working capital, and subject to further adjustment as provided in the Purchase Agreement. The obligations of the parties to close the Acquisition are subject to customary closing conditions, and the closing is expected to occur late in the first qurter of 2005.

At the closing of the Acquisition, the purchase price will be funded by PGI's existing bank credit facility.

The teleconferencing business of Citizens provides a full suite of audio and web conferencing services.

ITEM 7.01 REGULATION FD DISCLOSURE

On February 16, 2005, PGI issued a press release relating to the Acquisition described in Item 1.01 above. A copy of the text of the press release is attached as Exhibit 99.1 hereto. The information in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    Exhibit No.   Description
    -----------   -----------

       99.1 Press Release of Premiere Global Services, Inc. dated February 16, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PREMIERE GLOBAL SERVICES, INC.
                                            (Registrant)


                                            By:  /s/ L. Scott Askins
                                                 -------------------------------
                                                 L. Scott Askins
                                                 SVP - Legal and General Counsel

Date: February 16, 2005

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  99.1            Press Release of Premiere Global Services, Inc. dated February
                  16, 2005.